Exhibit 99.1

Harrow Announces Offering of $250.0 Million Senior Unsecured Notes Due 2030

Announces Commitment for New $40 Million Revolving Credit Facility

Issues Conditional Notice of Redemption of 11.875% Senior Notes due 2027

NASHVILLE, Tenn., September 8, 2025 – Harrow (Nasdaq: HROW), a leading provider of ophthalmic disease management solutions in North America, today announced that it has commenced a private offering (the “Offering”) of $250.0 million aggregate principal amount of senior unsecured notes due 2030 (the “2030 Notes”), subject to market and certain other conditions. The 2030 Notes will be guaranteed on a senior unsecured basis by the Company’s existing and future wholly-owned domestic restricted subsidiaries and any of its other restricted subsidiaries that guarantees or co-issues any of its indebtedness or any indebtedness of any of its subsidiaries that guarantees the 2030 Notes, subject to certain exceptions.

The Company also announced that on September 5, 2025, the Company entered into a commitment letter with Fifth Third Bank, National Association in respect of a new revolving credit facility. Under the terms of the commitment letter, shortly after the issuance of the 2030 Notes, the Company and the same subsidiaries that are expected to guarantee the 2030 Notes, as guarantors, expect to enter into and close on a new senior secured credit agreement, which is expected to provide for up to a $40.0 million revolving credit facility (the “New Revolving Credit Facility”), and is expected to mature on the earlier to occur of (a) the date that is 91 days prior to the earliest maturity date of the 2030 Notes and (b) the fifth anniversary of the closing of the New Revolving Credit Facility.

The Company expects to use the net proceeds from the Offering to repay in full its $107.5 million facility with Oaktree Fund Administration, LLC, as administrative agent to the lenders thereunder, to redeem in full the $75.0 million aggregate principal amount of its outstanding 8.625% Senior Notes (HROWL) (the “2026 Notes”), and the $40.25 million aggregate principal amount of its outstanding 11.875% Senior Notes (HROWM) (the “2027 Notes”), and to pay certain exit costs related thereto. Any remaining proceeds are expected to be used for general corporate purposes, which may include funding future strategic business development opportunities and related investments.

The Company today delivered a conditional notice of full redemption to the trustee of the 2027 Notes to redeem all of the outstanding 2027 Notes on October 9, 2025 (the “2027 Note Redemption Date”). The redemption of the 2027 Notes is subject to, and conditioned upon, completion of the Offering. The 2027 Notes will be redeemed at a redemption price equal to 102% of the principal amount of the 2027 Notes redeemed, plus accrued and unpaid interest to, but not including, the 2027 Note Redemption Date. The 2027 Notes will be delisted from The Nasdaq Stock Market (“Nasdaq”) following redemption.

The Company expects to deliver on the closing date of the Offering a notice of full redemption to the trustee of the 2026 Notes to redeem all of the outstanding 2026 Notes on a date no less than 30 days, and no more than 60 days, following the delivery of the redemption notice to the trustee (the “2026 Note Redemption Date”). The 2026 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the 2026 Notes redeemed, plus a make-whole amount and accrued and unpaid interest to, but not including, the 2026 Note Redemption Date. The 2026 Notes will be delisted from Nasdaq following redemption.

The 2030 Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States, or for the benefit of U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities or blue sky laws. Accordingly, the 2030 Notes and the related guarantees are being offered only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined under Rule 144A of the Securities Act, or outside the United States to non-“U.S. persons” in accordance with Regulation S under the Securities Act.

A confidential offering memorandum for the Offering, dated as of today, is being made available to such eligible persons. The Offering is being conducted in accordance with the terms and subject to the conditions set forth in such confidential offering memorandum.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. This press release does not constitute a notice of repayment or notice of redemption of outstanding indebtedness, or an offer or solicitation to purchase the 2026 Notes, the 2027 Notes or any other security.

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HROW Announces Offering of $250.0 Million of Senior Unsecured Notes Due 2030

September 8, 2025

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading provider of ophthalmic disease management solutions in North America, offering a comprehensive portfolio of products that address conditions affecting both the front and back of the eye, such as dry eye disease, wet (or neovascular) age-related macular degeneration, cataracts, refractive errors, glaucoma and a range of other ocular surface conditions and retina diseases. Harrow was founded with a commitment to deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including, without limitation, statements regarding the Offering and the expected use of proceeds therefrom, the redemption of outstanding senior notes, prepayment of the Oaktree facility, and entry into the New Revolving Credit Facility. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: changes in market conditions, negotiation of final transaction documents, changes in operations, business, financial or other conditions relevant to the planned transactions, and other execution risks related to the completion of the transactions described herein, as well as other risks detailed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, we may not be able to complete the potential transactions on terms expected or at all, and our actual results may differ significantly from those expected or implied by our forward-looking statements. These and other risks are detailed in our filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Contact:

Mike Biega

Vice President of Investor Relations and Communications

mbiega@harrowinc.com

617-913-8890

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